UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) April 12, 2006

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108

      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 12, 2006, Movie Gallery, Inc. (the "Company") issued a press release announcing that the Company's Chief Financial Officer, Timothy Price, has resigned for personal reasons, and that the Company has appointed Mark D. Moreland, the Company's Senior Vice President and Treasurer, to serve as the Interim Chief Financial Officer.
Since July 2005, Mr. Moreland has been Senior Vice President - Finance and Treasurer for Movie Gallery, prior to which he was Vice President, Finance and Treasurer for Hollywood Entertainment Corporation. Before joining Hollywood, Mr. Moreland was with Kmart Corporation for five years in merchandising, finance and treasury roles, last holding the role of Divisional Vice President, Assistant Treasurer. Mr. Moreland has also worked with Deloitte Consulting, Blue Shield of California and the U.S. General Accounting Office. Mr. Moreland earned an MBA from the University of Michigan and a B.S. in Economics from the University of Texas at Arlington.

A copy of the press release announcing Mr. Price's resignation and Mr. Moreland's interim appointment is attached hereto as Exhibit 99.1.

ITEM 8.01.  OTHER EVENTS

The press release issued by the Company on April 12, 2006 also announced the following changes to the Company's senior management:

Mark "Bo" Loyd, Executive Vice President and Chief Administrative
Officer, is now responsible for product and logistics across all brands, replacing Silvio Piccini who resigned for personal reasons.

Jeff Klemp has been appointed to Senior Vice President of Logistics and Distribution replacing Joe Intile who resigned for personal reasons.

Timothy Winner, Senior Vice President of Store Operations of the Hollywood Entertainment division has been promoted to Chief Operating Officer of Hollywood Video and Game Crazy stores responsible for all store operations and marketing activities, replacing Larry Plotnick, who resigned in January, 2006 to pursue other interests.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1   Press Release dated April 12, 2006.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: April 12, 2006

/S/ Mark D. Moreland
------------------------------
Mark D. Moreland
Senior Vice President, Interim
Chief Financial Officer and
Treasurer



INDEX TO EXHIBITS

99.1    Press Release dated April 12, 2006.